GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Institutional, Investor, Separate Account Institutional, Class P and Class R6 Shares of the

Goldman Sachs U.S. Mortgages Fund

(the “Fund”)

Supplement dated February 18, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2021, as supplemented to date

Effective at the close of business on March 31, 2022 (the “Effective Date”), Matthew Kaiser will no longer serve as a portfolio manager for the Fund. Christopher J. Hogan will continue to serve as a portfolio manager for the Fund.

Additionally, effective at the close of business on the Effective Date, Jon Calluzzo and Rob Pyne will begin serving as portfolio managers for the Fund.

Accordingly, as of the close of business on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Kaiser in his capacity as a portfolio manager to the Fund in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs U.S. Mortgages Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Christopher J. Hogan, CFA, Managing Director, has managed the Fund since 2009; Jon Calluzzo, Vice President, has managed the Fund since 2022, and Rob Pyne, Vice President, has managed the Fund since 2022.

The following rows are added to the table under the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Jon Calluzzo Vice President	Portfolio Manager— U.S. Mortgages Fund	Since 2022	Mr. Calluzzo is a portfolio manager on the Fixed Income team. He joined the Investment Adviser in 2016 as a Portfolio Manager on the Liquidity Solutions Short Duration team.
Rob Pyne Vice President	Portfolio Manager— U.S. Mortgages Fund	Since 2022	Mr. Pyne is a portfolio manager on the Fixed Income team. He joined the Investment Adviser in 2009.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SSFISTK 02-22